NEWS RELEASE

CONTANGO SILVER & GOLD

Contango Silver & Gold Intersects 972.10 g/t Gold at Lucky Shot and Continues Underground Exploration Development Program

FAIRBANKS, AK - (June 16, 2026) - Contango Silver and Gold Inc. (“Contango” or the “Company”) (NYSE American / TSX: CTGO) is pleased to announce final assay results from the initial phase of the Company’s 2025/2026 underground diamond drilling program at the Lucky Shot Project in Alaska. These results complete the initial underground drilling phase of Contango’s planned multi-phase 18,000-meter underground and surface exploration campaign at Lucky Shot.

The final assay results include several significant gold intercepts from the Lucky Shot vein system, highlighted by 0.17 meters grading 972.10 grams per tonne (“g/t”) gold (“Au”) in drill hole LSU26091, which intercepted the L1d Vein and included visible gold observed during core logging. The Company also announces that underground exploration development work has re-commenced at Lucky Shot, with our contract miner, GMS Mine Repair & Maintenance, Inc. (“GMS”) mobilized to site and is currently advancing exploration access and future underground drill platforms.

Select highlights from the final assay results include:

•
LSU26091: 0.17 m grading 972.10 g/t Au from the L1d Vein, with visible gold observed;
•
LSU26078: 5.30 m grading 8.89 g/t Au from the L1c Vein, including 0.60 m grading 35.15 g/t Au, with visible gold observed;
•
LSU26085: 0.30 m grading 38.97 g/t Au from the CK Vein, with visible gold observed;
•
LSU26084: 0.63 m grading 17.75 g/t Au from the CK Vein;
•
LSU26081: 0.21 m grading 15.41 g/t Au from the CK Vein;
•
LSU26092: 0.85 m grading 9.45 g/t Au from an unassigned vein structure, with visible gold observed;
•
LSU26082: 0.71 m grading 8.56 g/t Au from the CK Vein;
•
LSU26079: 0.87 m grading 2.24 g/t Au from the L2 Vein; and
•
LSU26088: 0.82 m grading 4.47 g/t Au from the L1e Vein, with visible gold observed.

Rick Van Nieuwenhuyse, Chief Executive Officer of Contango, stated: “These assays complete the first phase of underground drilling at Lucky Shot and continue to highlight the high-grade potential and structural complexity of the system. The 972.10 g/t gold intercept in LSU26091 is an exceptional result and reinforces what our team has been seeing in core: visible gold, multiple mineralized vein structures, and a geologic model that continues to improve as drilling advances eastward toward the Enserch Tunnel. Just as importantly, we have now re-started underground exploration development, which is a critical step in establishing the access and drill platforms needed for the next phase of drilling and technical studies. I am particularly excited to continue to explore and test the very high grade KM vein, which intersected approximately 6 meters grading 60 g/t encountered at the very end of the West Drift. By extending the West Drift 100 meters we will be able to test the extent and continuity of this very exciting new discovery.”

Final Assay Results Complete Initial Underground Drilling Phase

The 2025/2026 underground diamond drilling program was initiated in November 2025 from existing underground infrastructure along the West Drift. The initial phase of drilling is now complete and consists of 65 HQ diamond drill holes totaling approximately 6,020 meters. This phase was designed to test and refine the Company’s understanding of the Lucky Shot vein system, including the historically mined Lucky Shot Vein, also referred to as the L2 Vein, and multiple subparallel vein structures including the L1b, L1c, L1d, L1e, CK and KM veins (see figure 1).

Plan View
Previous Releases
+372300 E
+372450 E
+372600 E
+6852150 N
+6852000 N
MD DS
612 DS
587 DS
KM-WD DS
West Drift
Enserch Tunnel
0
50
100
150

Figure 1. Plan view of the Lucky Shot underground exploration development with completed drill holes from the initial phase of Underground drilling. Highlighted in red are the drill station with results in this release.

The final drill holes reported in this release completed fan drilling from the 587 and 612 drill stations and continued definition drilling across the Lucky Shot vein system eastward toward the Enserch Tunnel. The cross-sections shown in Figures 2 and 3 illustrate the Company’s updated interpretation of the Lucky Shot vein architecture across these drill stations and highlight the improved understanding of the complex, structurally controlled vein system. By tracking mineralized intercepts through successive drill fans from the previously reported drill stations into the current 587 and 612 drill stations, Contango has been able to model the principal vein structures with improved geological confidence and better constrain their relative positions within the broader shear-vein system.

Drill Station 2090W_587
A
356°
176°
A'
Plan-View
1020m
990m
960m
930m
900m
Intersection Fault
LSU26084
LSU26083
LSU26082
LSU26081
LSU26080
LSU26079
LSU26078
L2 Vein
L1D_FW Vein
L1F Vein
L1C Vein
L1E Vein
CK Vein
L1D_HW Vein
VG
0.36m @9.03 g/t Au
0..63m @17.75 g/t Au
0.71m @8.56 g/t Au
0.21m @15.41 g/t Au
1.22m @7.00 g/t Au
5.30m @8.89 g/t Au
x: 372578m y: 6852232m
x: 372581m y: 6852192m
x: 372584m y: 6852152m
x: 372586m y: 6852112m
x: 372589m y: 6852072m
x: 372592m y: 6852032m
Lithology
Fault
QVZ
GRD
Shear Zone
Modeled Mineralized Vein Zones
Intersection_Fault_JRN
Vertical exaggeration: 1x
0m
50m

Figure 2. Cross-section through Drill Station 587 looking East, showing updated geologic interpretation and significant drill assay results.

This work has improved the interpreted continuity and geometry of the Lucky Shot L2 Vein and several underlying subparallel vein structures, including the L1c, L1d and CK veins. The updated cross-sectional interpretation also supports a more coherent kinematic model for the vein system, helping to explain the spatial relationship between the historically mined Lucky Shot Vein, newly modeled vein structures, and observed high-grade gold intercepts. Detailed geological logging continued to identify visible gold in multiple intercepts, while updated modeling has refined the Company’s understanding of vein architecture, structural controls on mineralization, and follow-up target areas for the next phase of underground drilling.

B 356°
Drill Station 2090W_612
176° B'
Plan-View
B
B'
1030m
1000m
970m
940m
910m
Intersection Fault
L2 Vein
LSU26091
LSU26092
LSU26090
1.77m @4.67g/t Au
0.17m @972.10 g/t Au
L1D_FW Vein
LSU26089
L1F Vein
LSU26088
0.85m @9.45g/t Au
LSU26087
1.06m @3.30 g/t Au
L2 Vein
L1E Vein
LSU26086
0.82m @4.47 g/t Au
CK Vein
1.06m @3.85 g/t Au
LSU26085
L1D_HW Vein
L1C Vein
0.51m @6.20 g/t Au
0.30m @38.97 g/t Au
VG
x: 372603m y: 6852223m
x: 372606m y: 6852183m
x: 372609m y: 6852143m
x: 372612m y: 6852103m
x: 372614m y: 6852063m
x: 372617m y: 6852023m
Lithology
Fault
LC
Shear Zone
GRD
QVZ
Modeled Mineralized Vein Zones
Intersection_Fault
Vertical exaggeration: 1x
0m
50m

Figure 3. Cross-section through Drill Station 612 looking East, showing updated geologic interpretation and significant drill assay results.

Figure 4. Geological model comparison before this phase of drilling and current geologic understanding after. Figure 4a and B show the initial understanding of the Lucky Shot vein system at the end of 2023. Figure 4C and D are updated geologic vein models based on this program drilling.

Figure 4 provides a comparison of the Company’s prior model to the updated geological interpretation of the Lucky Shot vein system. Figures 4A and 4B show the earlier interpretation of the Lucky Shot vein model, which was constrained by a more limited drilling dataset and relied on broader correlation of vein intercepts across areas with less underground drill density. The narrow black lines shown in Figures 4A and 4B represent the previous interpreted vein surfaces supported by the drilling available at that time. Following completion of the initial phase of underground drilling, Figures 4C and 4D show the updated vein model, which incorporates the additional drill information collected from the West Drift program and reflects a more detailed interpretation of the structurally controlled mineralized system. The updated model better defines the geometry and relative position of the Lucky Shot L2 Vein and associated subparallel vein structures, while also highlighting the increased complexity of the vein architecture identified through this phase of drilling. This before-and-after comparison demonstrates how the additional drilling has improved the Company’s geological framework, increased confidence in the interpreted position of key vein structures, and provides a more robust basis for planning the next phase of underground drilling and exploration development.

Significant Intercepts

Drill Station	Hole ID	From (m)	To (m)	Length (m)	Au (g/t)	Vein	Visible Gold Observed*
587	**LSU26078**	10.16	10.60	0.44	2.92	L1c Vn	
		12.40	**13.62**	**1.22**	**7.00**	L1c Vn	
		16.70	**22.00**	**5.30**	**8.89**	L1c Vn	
	including	***19.70***	***20.30***	***0.60***	***35.15***	*L1c Vn*	*YES*
		22.88	23.43	0.55	2.11	L1c Vn	
	LSU26079	73.74	74.61	0.87	2.24	L2 Vn	
	LSU26080	33.78	34.08	0.30	1.47	L1D	
	LSU26081	**0.40**	**0.61**	**0.21**	**15.41**	CK	
		52.10	**52.46**	**0.36**	**9.03**	L1d Vn	
	LSU26082	**0.66**	**1.37**	**0.71**	**8.56**	CK	
		61.22	61.65	0.43	1.88	L1d Vn	
		64.55	68.20	3.65	1.86	L1d Vn	
	LSU26083	1.40	1.70	0.30	1.54	CK	
		79.10	79.44	0.34	1.27	L2 Vn	YES
		82.57	89.00	6.43	2.84	L2 Vn	
	LSU26084	**2.06**	**2.69**	**0.63**	**17.75**	CK	
612	**LSU26085**	**1.30**	**1.60**	**0.30**	**38.97**	CK	YES
		14.73	**15.24**	**0.51**	**6.20**	L1c Vn	
		81.84	82.44	0.60	1.39	L1d Vn	
		89.90	91.45	1.55	2.21	L2 Vn	
	LSU26086	0.00	0.40	0.40	2.00	CK	YES
	LSU26087	no significant interval					
	LSU26088	**19.40**	**20.22**	**0.82**	**4.47**	L1e Vn	YES
		47.78	48.76	0.98	1.35	L2 Vn	
	LSU26089	20.63	20.94	0.31	1.11	L1e Vn	
		57.42	57.84	0.42	2.09	L1d Vn	
	LSU26090	21.63	22.27	0.64	2.25	L1e Vn	
		67.28	67.58	0.30	2.35	L1d Vn	
	LSU26091	74.27	74.73	0.46	1.33	unassigned	
		85.90	88.10	2.20	1.01	L1d Vn	
		90.62	**90.79**	**0.17**	**972.10**	L1d Vn	YES
		95.73	**97.50**	**1.77**	**4.67**	L2 Vn	YES
		99.94	100.30	0.36	1.02	L2 Vn	
	LSU26092	**24.44**	**25.50**	**1.06**	**3.85**	L1e Vn	
		57.50	**58.50**	**1.00**	**3.30**	unassigned	
		78.90	**79.75**	**0.85**	**9.45**	unassigned	YES
MD	**LSU26093**	7.70	8.00	0.30	1.92	MD	
KM-WD	**LSU26094**	0.00	4.10	4.10	1.95	KM	
	including	**1.40**	**2.44**	**1.04**	**3.29**	KM	
	LSU26095	no significant interval					

** Visible gold observations are qualitative geological observations made during core logging. The presence of visible gold does not necessarily indicate higher gold grades, mineral continuity, metallurgical performance, or economic significance. Gold assay results are derived from laboratory analysis and are the only quantitative measure of gold content. All drill core was systematically logged for visible gold; blank entries indicate no visible gold observed.*

The Company cautions that drill intercept lengths reported in this release are downhole core lengths. True widths are not yet known and may be materially different from reported interval lengths. Visible gold observations are qualitative geological observations made during core logging and do not necessarily correlate with higher gold grades, mineral continuity, metallurgical performance or economic significance. Gold assay results are derived from laboratory analysis and are the only quantitative measure of gold content.

Quality Assurance and Quality Control

Contango’s drilling and sampling programs are conducted in accordance with industry best practices and applicable SEC S-K 1300 requirements. All drill cores are systematically logged, photographed and sampled under the supervision of the Company’s Qualified Person.

Quality assurance and quality control procedures include the regular insertion of certified reference materials, blanks and duplicate samples into the analytical stream. Mineralized intervals are sampled as whole core, with shoulder samples extending beyond mineralized zones where appropriate. Samples are sealed and transported under documented chain-of-custody procedures to the laboratory.

Analytical testing was performed by Bureau Veritas North America, with sample preparation conducted in Fairbanks, Alaska. Gold analyses for mineralized intervals were completed using a two-cycle PhotonAssay™ method by Paragon Geochemical in Vancouver, British Columbia. The published lower limit of detection for the two-cycle PhotonAssay method is 0.015 g/t Au, and the upper detection limit is 355 g/t Au. Samples returning gold values above the upper detection limit are re-assayed using a 50-gram charge fire assay with gravimetric finish through Bureau Veritas. Samples also undergo multi-element ICP-MS analysis to quantify minor and trace element associations.

Commencement of Underground Exploration Development Work

Contango has commenced the next phase of work at Lucky Shot: underground exploration development designed to establish access and drill platforms for continued exploration of the Lucky Shot vein system. GMS mobilized to site on May 27, 2026, and has completed 43m of lateral advancement.

Contango selected GMS Mine Repair & Maintenance, Inc. as the mining contractor for the underground exploration development program. GMS is a leading mining and tunneling contractor with more than 40 years of experience serving underground mining operations across North America.

Figure 5 – Pictures of GMS mining crew mobilization to the Lucky Shot Mine site and underground exploration development activities underway in the West Drift Extension.

The planned underground exploration development program consists of approximately 800 linear meters of underground excavation and is currently anticipated to take approximately five months to complete. The work has been designed to provide strategic underground access for the next phase of approximately 12,000 meters of underground drilling. This work is expected to support the Company’s ongoing exploration and technical-study program, including work intended to inform a Feasibility Study at Lucky Shot assuming a Direct Shipping Ore approach targeted for H1 2027.

Initial priorities for the underground exploration development program include the West Drift extension to further explore the KM vein, where multiple hits of multi-ounce gold have been intersected and sampled (reference appropriate press release). The KM vein is at right angles to the Lucky Shot vein series and opens up another dimension to exploring the Lucky Shot mine area as well as the entire Willow district. After the West Drift extension is extended approximately 100 meters, underground development will start on the 2070 East Drift (see Figure 6). These workings are expected to facilitate new drill platforms for the next phase of underground drilling, which is currently expected to commence in mid-August 2026. Subsequent exploration development is expected to include extension of the Enserch Tunnel and development of the 2208 West and 2300 East drifts, subject to operational progress, contractor availability, permitting, technical priorities and ongoing exploration results.

Figure 6. Plan view map of Lucky Shot Enserch level development. Current underground tunnels in black and planned Exploration Development in red.

Conference Call and Webcast

Contango will host a conference call and webcast to discuss the Lucky Shot drill results in this report with VP Exploration Dave Larimer and CEO Rick Van Nieuwenhuyse on Wednesday, June 17, 2026, at 2:00pm EST / 11:00am PST. Participants may join the webcast using the following call-in details: https://6ix.com/event/lucky-shot-project-updated-contango-silver-and-gold

Qualified Person

The scientific and technical information contained in this news release has been reviewed and approved by Dave Larimer, CPG, Vice President, Exploration for Contango, who is a Qualified Person as defined by SEC Regulation S-K 1300. Mr. Larimer is not independent of the Company.

ABOUT CONTANGO

Contango is a NYSE American and TSX listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska and in the Golden Triangle in British Columbia. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands, and (v) mineral tenures of approximately 247,000 acres (100,000 ha) located in and around the Kitsault Valley in the Golden Triangle of northwest British Columbia.

Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking information and forward-looking statements within the meaning of applicable securities (“Forward-looking Statements”). These include statements regarding Contango’s plans and expectations for its properties and operations, the content within future annual filings, operations in respect of Contango mineral properties and any benefits of investment in Contango. The Forward-looking Statements regarding Contango are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves); risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any Forward-looking Statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update Forward-looking Statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango Silver & Gold Inc.

Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com